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                                                                EXHIBIT 10.5

                          AMENDMENT TO RIGHTS AGREEMENT

         THIS AMENDMENT TO RIGHTS AGREEMENT (this "Amendment"), dated to be effective as of August 25, 1999, is between AEGIS COMMUNICATIONS GROUP, INC., a Delaware corporation (the "Company"), and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation (the "Rights Agent"), at the direction of the Company.

         WHEREAS, the Company and the Rights Agent entered into a Rights Agreement dated as of December 16, 1998 (the "Rights Agreement");

         WHEREAS, SECTION 26 of the Rights Agreement permits the amendment of the Rights Agreement by the Board of Directors of the Company;

         WHEREAS, the Company's Board of Directors has approved the sale of Series F Senior Voting Convertible Preferred Stock (the "Preferred Stock") to Questor Partners Fund II, L.P., a Delaware limited partnership ("Fund II"), Questor Side-by-Side Partners II, L.P., a Delaware limited partnership (the "Side-by-Side Fund"), and Questor Side-by-Side Partners II 3(c)(1), L.P., a Delaware limited partnership (the "3(c)(1) Fund" and together with Fund II and the Side-by-Side Fund, the "Questor Investors") pursuant to the Series F Senior Voting Convertible Preferred Stock Purchase and Registration Rights Agreement dated August 25, 1999 by and among the Company, the Questor Investors and certain existing stockholders of the Company (the "Stock Agreement);

         WHEREAS, pursuant to a resolution duly adopted on August 20, 1999, the Board of Directors of the Company adopted and authorized the amendment of the Rights Agreement so that the Rights Agreement will, among other things, comply with the terms and conditions of the Stock Agreement;

         WHEREAS, the Board of Directors of the Company has resolved and determined that such amendment is desirable and consistent with, and for the purpose of fulfilling, the objectives of the Board of Directors in connection with the original adoption of the Rights Agreement;

         NOW, THEREFORE, the Rights Agreement is hereby amended as follows:

1.       AMENDMENT OF SECTION 1.

         a. SECTION 1(a) of the Rights Agreement is hereby amended in its entirety to read as follows:

                    (a) "ACQUIRING PERSON" means any Person that, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding, but does not include (i) the Company; (ii) any Subsidiary of the Company; (iii) any employee benefit plan of the Company or of any Subsidiary of the Company; (iv) any Person organized, appointed, or established by the Company for or pursuant to the terms of any such



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               plan; (v) Thayer Equity Investors III, L.P., Edward Blank, ITC
               Holding Company, Codinvest Limited, Questor Partners Fund II, L.P., Questor Side-by-Side Partners II, L.P., Questor Side-by-Side Partners II 3(c)(1), L.P., or any Affiliate or Associate of such Persons; (vi) any Person that has reported or is required to report such beneficial ownership on Schedule 13G (or any comparable or successor report) or on Schedule 13D under the Exchange Act (or any comparable or successor report) under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), which Schedule 13D does not state any intention to, or reserve the right to, control or influence the management or policies of the Company or engage in any of the actions specified in Item 4 of such Schedule 13D (other than the disposition of the Common Stock) and, within five (5) Business Days (as defined below) of being requested by the Company to advise it regarding the same, certifies to the Company that such Person acquired beneficial ownership of shares of Common Stock in excess of 20% inadvertently or without knowledge of the terms of the Rights and such certification is accepted as true by the Board of Directors acting in good faith, such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person no longer holds in excess of 20% of the Common Stock then outstanding, and that, together with all of such Person's Affiliates and Associates, thereafter does not acquire additional shares of Common Stock to become the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding; provided, however, that if the Person requested to so certify fails to do so within five Business Days, then such Person will become an Acquiring Person immediately after such five Business-Day Period; (vii) any Person that becomes an Acquiring Person solely as a result of a reduction in the number of outstanding shares of Common
               Stock in a transaction that is approved by the Board of Directors, provided that such Person will immediately be an Acquiring Person in the event such Person thereafter acquires any additional shares of Common Stock (other than as a result of a stock split or stock dividend) while the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding; and (viii) any Person that is the Beneficial Owner as of the date of this Agreement of in excess of 20% of the outstanding Common Stock that has publicly disclosed such Beneficial Ownership.

         b. SECTION 1(h) of the Rights Agreement is hereby amended in its entirety to read as follows:

                    (h) "EXCLUDED PERSON" means each of (i) Thayer Equity
               Investers III, L.P., Edward Blank, ITC Holding Company, Codinvest Limited, Questor Partners Fund II, L.P., Questor Side-by-Side Partners II, L.P., Questor Side-by-Side Partners II 3(c)(1), L.P., and any Affiliate or Associate of such Person and such Person's spouse; (ii) such Person's lineal descendants and their spouses with respect to Beneficial Ownership of Common Stock received from such Person, such Person's spouse, and such Person's lineal descendants or their spouses; (iii) any Person established by one or more of the Persons referred to in CLAUSES
               (i) or (ii) for charitable or estate planning purposes; and (iv) any other Person controlled


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               by one or more persons referred to in CLAUSES (i), (ii), or
               (iii) or in which the Persons referred to in CLAUSES (i),
               (ii), or (iii) beneficially own in excess of 51% of the beneficial interest.

2.       AMENDMENT OF SECTION 7(a).

         SECTION 7(a) of the Rights Agreement is hereby amended in its entirety to read as follows:

                    (a) Subject to SECTION 7(e), the registered holder of any
               Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided in this Agreement including, without limitation, the restrictions on exercisability set forth in SECTION 9(c), SECTION 11(a)(iii), and SECTION 23(a)) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side of the Rights Certificate duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash, or other property, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earlier of (i) the Closing as defined in the Stock Agreement, (ii) the Close of Business on December 16, 2008, (the "FINAL EXPIRATION DATE"),or (iii) the time at which the Rights are redeemed as provided in SECTION 23 (the earlier of the times referred to in CLAUSES (i) (ii) and (iii) being referred to as the "EXPIRATION DATE")).

3.       EFFECTIVENESS.

         This Amendment to the Rights Agreement shall be effective as of the date of this Amendment, and all references to the Rights Agreement shall, from and after such time, be deemed to be references to the Rights Agreement as amended hereby.

4.       CERTIFICATION.

         The undersigned officer of the Company certifies by execution hereof that this Amendment is in compliance with the terms of SECTION 26 of the Rights Agreement.

5.       MISCELLANEOUS.

         This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal, or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

                                  AEGIS COMMUNICATIONS GROUP., INC.

                                  By:     ________________________________
                                  Name:   Matthew S. Waller
                                  Title:  Chief Financial Officer


                                  HARRIS TRUST AND SAVINGS BANK, as
                                  Rights Agent

                                  By:     _________________________________
                                  Name:   _________________________________
                                  Title:  _________________________________


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